Exhibit 10.3

AMENDMENT NO.3 TO LETTER OF INTENT

mPhase Technologies, Inc.

688 New Dorp Lane,

Staten Island, New York 10306-4933

April 27, 2018

Scepter Commodities, LLC

9841 Washingtonian Blvd., Suite 390

Gaithersburg, MD 20878

Attention: Anshu Bhatnagar

Re:       Amendment No. 3 to Letter of Intent (“LOI”)

Dear Anshu:

This Amendment No.3 (the “Amendment”) to our LOI Intent dated December 29, 2017, as amended on February 15, 2018 and April 3, 2018 hereby amends the LOI as follows:

1.       The date on or before which we, mPhase Technologies, Inc. (the “Company”) will complete its outstanding reports with the Securities and Exchange Commission (the “SEC”) shall be May 31, 2018

2.       All other terms shall remain intact.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW

Please indicate your acceptance of the terms outlined in this Amendment.

Sincerely,

/s/ Martin Smiley

Martin Smiley

CFO and General Counsel of mPhase Technologies, Inc.

on behalf of the Sellers.

ACCEPED AND AGREED TO

/s/ Ronald Durando	/s/ Anshu Bhatnagar
Ronald Durando	Anshu Bhatnagar
President and CEO	Scepter Commodities LLC
mPhase Technologies, Inc.